KAR Small-Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—94.8%
Communication Services—12.4%
Autohome, Inc. ADR(1)	1,251,500	$100,132
Rightmove plc	11,779,567	98,863
		198,995

Consumer Discretionary—4.2%
Pool Corp.	312,990	66,473
Consumer Staples—2.2%
PriceSmart, Inc.	506,280	35,956
Energy—3.2%
Core Laboratories N.V.	165,600	6,238
Dril-Quip, Inc.(1)	957,040	44,895
		51,133

Financials—20.0%
Artisan Partners Asset Management, Inc. Class A	891,600	28,816
FactSet Research Systems, Inc.	189,940	50,961
First Hawaiian, Inc.	867,160	25,018
MarketAxess Holdings, Inc.	183,332	69,503
Moelis & Co. Class A	1,199,440	38,286
Primerica, Inc.	657,912	85,897
RLI Corp.	247,208	22,254
		320,735

Health Care—2.3%
Atrion Corp.	48,880	36,733
Industrials—33.5%
Donaldson Co., Inc.	527,200	30,377
Graco, Inc.	1,302,210	67,715
Old Dominion Freight Line, Inc.	455,530	86,451
RBC Bearings, Inc.(1)	276,148	43,725
Simpson Manufacturing Co., Inc.	716,779	57,507
Teledyne Technologies, Inc.(1)	337,500	116,957
Toro Co. (The)	862,701	68,731
WABCO Holdings, Inc.(1)	490,950	66,524
		537,987

Information Technology—15.5%
Aspen Technology, Inc.(1)	630,100	76,198
CDW Corp.	805,500	115,058
Jack Henry & Associates, Inc.	238,800	34,786
Manhattan Associates, Inc.(1)	281,720	22,467
		248,509

Materials—1.5%
AptarGroup, Inc.	213,412	24,675
Total Common Stocks (Identified Cost $974,860)		1,521,196

Total Long-Term Investments—94.8% (Identified Cost $974,860)		1,521,196

	Shares	Value

Short-Term Investment—2.3%
Money Market Mutual Fund—2.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(2)	37,165,463	$37,165
Total Short-Term Investment (Identified Cost $37,165)		37,165

TOTAL INVESTMENTS—97.1% (Identified Cost $1,012,025)		$1,558,361
Other assets and liabilities, net—2.9%		46,840
NET ASSETS—100.0%		$1,605,201

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	87%
China	7
United Kingdom	6
Total	100%
† % of total investments as of December 31, 2019.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,521,196	$1,521,196
Money Market Mutual Fund	37,165	37,165
Total Investments	$1,558,361	$1,558,361
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Schedule of Investments

KAR SMALL-CAP CORE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options and futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Other information regarding each Fund is available in the Fund’s most recent Report to Shareholders.
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